UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2019
Date of Report (date of earliest event reported)

RAYMOND JAMES FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida	1-9109		59-1517485
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

880 Carillon Parkway	St. Petersburg	Florida	33716
(Address of principal executive offices)			(Zip Code)

(727) 567-1000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RJF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 1, 2019, Raymond James Financial, Inc. (the “Company”) issued a press release announcing that Mr. Jeffrey A. Dowdle (54) has been appointed chief operating officer, effective immediately. Mr. Dowdle, a member of the firm’s Executive Committee, has served as chief administrative officer since August 2018 and president of the Asset Management Group (AMG) since May 2016. He was executive vice president of the Asset Management Group from February 2014 to May 2016, and president of the Asset Management Services division of Raymond James & Associates, Inc. from January 2005 - February 2014. Previously, Mr. Dowdle served as a senior vice president of Raymond James & Associates, Inc. from January 2005 to February 2014. Following his appointment as chief operating officer, Mr. Dowdle will continue as head of AMG, as well as overseeing several of the firm’s corporate administration departments. Mr. Dowdle graduated with a bachelor’s degree in economics and mathematical sciences from Rice University and holds an MBA with distinction in finance from The Wharton School of Business. He is a Certified Investment Management Analyst and holds Series 7, Series 8, Series 63 and Series 65 licenses.

There are no arrangements or understandings between Mr. Dowdle and any other person pursuant to which he was selected as an officer. Mr. Dowdle does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Dowdle has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Corporate Governance, Nominating and Compensation Committee of the Company’s Board of Directors will approve the compensation of Mr. Dowdle in connection with his new role at a later date.

A copy of the press release issued by the Company in connection with the above is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following are filed as exhibits to this report:

Exhibit No.

99.1 Press release, dated October 1, 2019, issued by Raymond James Financial, Inc.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: October 1, 2019	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President - Finance and
Chief Financial Officer